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                                                                    Exhibit 10.1
                            COLONIAL COMMERCIAL CORP.

                      NOTICE OF OFFER TO PURCHASE FOR CASH
                      SHARES OF CONVERTIBLE PREFERRED STOCK
                      THAT ON AUGUST 15, 2005 WERE OWNED BY
                          HOLDERS OF 99 SHARES OR LESS
                         OF CONVERTIBLE PREFERRED STOCK

August  16,  2005

Dear  Shareholder:

     Our company is offering to purchase for cash all shares of Convertible Preferred Stock that on August 15, 2005 were owned by holders of 99 or fewer shares of Convertible Preferred Stock.

     A purpose of the offer is to enable our Convertible Preferred shareholders owning odd lots to receive cash for their shares without incurring brokerage fees. Another purpose of the offer is to reduce the cost of maintaining shareholder lists for persons who own only a small number of Convertible Preferred shares.

     Please  note  the  following  information  carefully:

     1. The offer is being made only to shareholders who owned 99 or fewer shares of Convertible Preferred Stock on August 15, 2005, and only for the purchase of those shares.

     2. This offer will expire on September 30, 2005 at 5:00 p.m. Eastern Standard Time. The attached Letter of Transmittal, along with your certificate(s), must be received by the Depositary before the deadline.

     3. If you hold your shares in a broker's account you will need to arrange for your broker to register the shares in your name if you want to tender these shares.

     4. We will pay $2.00 for each Convertible Preferred share that you properly submit for purchase, which is the highest closing price for the common stock during the period from July 1, 2005 through August 15, 2005. The highest closing price of the Convertible Preferred Stock during this period was $1.80.

     5. The average of the closing prices of our common stock from July 1, 2005 though August 15, 2005 was $1.73. The average of the closing prices of the Convertible Preferred Stock from July 1, 2005 through August 15, 2005 was $1.64. The closing price of our common stock on August 15, 2005 was $1.85. The closing price of the Convertible Preferred Stock on August 15, 2005 was $1.70.

     6. The purchase price will be paid within 15 days after you properly submit your shares. No interest accrues on the purchase price.

     7. Shares of Convertible Preferred Stock are convertible into shares of common stock on a share for share basis.

     8. Shares of Convertible Preferred Stock have a preference in liquidation of $5.00 per share.

     9. The last date on which you may tender your shares is September 30, 2005.

     10. If you decide to tender your shares, you should send the attached Letter of Transmittal, along with your properly endorsed certificates for these shares, to the Company's Depositary as follows:

By Mail or Overnight Courier:            By Hand:
-----------------------------            --------
American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
Operations Center                        Attn: Reorganization Department
Attn: Reorganization Department          59 Maiden Lane
6201 15th Avenue                         New York, NY 10038
Brooklyn, NY 11219


     A  reply  envelope  is  enclosed  for  your  convenience.


     11. Once you submit your shares you will not be permitted to withdraw them.

     12. The following documents contain important information about us and about the rights of the holders of Convertible Preferred Stock and Common Stock.

               - Our Annual Report on Form 10-K for the year ended December 31, 2004;

               - Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005;

               - Our Current Reports on Form 8-K dated May 16, 2005, June 20, 2005, August 15, 2005 and August 16, 2005.

          You can obtain these documents from the SEC's internet website at http://www.sec.gov. You can also obtain these documents (not including exhibits) from us without charge by requesting them in writing or by telephone from us at 275 Wagaraw Road, Hawthorne, New Jersey 07506, telephone 973-427-8224; Attention Investor Relations. Please be sure to include your complete name and address in your request.


If you have any questions with regard to the Tender Offer, please call the Depositary's Shareholder Services unit at [toll-free] (877) 248-6417 or at (718) 921-8317.

                                        COLONIAL COMMERCIAL CORP.


                                        By:  Bernard Korn

                                             President


                                        2

                          Questions and Answers About the Offer to Purchase
                          -------------------------------------------------
What is the offer?        We are inviting shareholders who on August 15, 2005 owned 99 shares or less of our Convertible Preferred Stock to sell those shares to the
                          Company for cash.

What is the Company       We will pay $2.00 for each Convertible Preferred share that you properly
offering to pay for the   submit for purchase.  The purchase price will be paid within 15 days
shares?                   after you properly submit your shares. No interest accrues on the purchase price.

What is the purpose of    From the shareholders' standpoint, it is an opportunity to receive cash for
the Offer?                the shares without incurring brokerage fees associated with odd lot sales.
                          From the Company's standpoint, purchase of the shares reduces the cost of maintaining shareholders lists and printing and mailing costs for persons who own only a small amount of Convertible Preferred shares.

How do I sell my          Before September 30, 2005, you must send a properly endorsed stock
shares?                   certificate that is registered in your name, in the enclosed postage paid envelope, together with a properly filled-out Letter of Transmittal and your social security number or executed Form 9, to:

                                          American Stock Transfer & Trust Company
                                                      Operations Center
                                                Attn: Reorganization Department
                                                       6201 15th Avenue
                                                      Brooklyn, NY 11219

What must I do if I want  You must arrange with your broker to register your shares into your
to tender and I hold my   name.
shares in a broker's
account

When will I be paid for   The purchase price will be paid within 15 days after you properly submit
my shares?                your shares, except for certificates having incorrect endorsements or no social security numbers, which will require additional correspondence.

Do I have to sell my      No. You are not required to sell any Convertible Preferred shares.
shares?

Is there any brokerage    No.  We will purchase shares directly from each Convertible Preferred
commission?               shareholder at the purchase price.  If you hold your shares in a broker's account, you should request the broker to issue to you a certificate for those shares so that you may submit those certificates.  However, if you hold your shares through a broker or other nominee, you should check to see if they will impose a charge for remitting shares on your behalf.


                                        3

How has the Convertible   Our Convertible Preferred Stock now trades sporadically on the OTC
Preferred Stock traded    Bulletin Board under the symbol CCOMP. The quarterly high and low
recently?                 sales prices for our Convertible Preferred Stock and Common Stock as
                          reported by the Pink Sheets or the OTC Bulletin Board are set forth in the table below.  Convertible Preferred Stock is convertible to Common on a one for one basis.

                                           Convertible Preferred     Common Stock
                                                    Stock
                          ---------------------------------------------------------
                                2003          High         Low       High     Low
                          ---------------------------------------------------------
                          First Quarter   Not           Not         $  0.15  $ 0.00
                                          Available     Available
                          Second Quarter  Not           Not            0.15    0.10
                                          Available     Available
                          Third Quarter   $        .50  $      .35     0.98    0.50
                          Fourth Quarter           .60         .55     1.05    0.13

                                           Convertible Preferred     Common Stock
                                                    Stock
                          ---------------------------------------------------------
                                2004          High         Low       High     Low
                          ---------------------------------------------------------
                          First Quarter   $       1.05  $      .60  $  1.95  $ 0.50
                          Second Quarter          1.50         .95     1.85    1.20
                          Third Quarter           2.00        1.20     2.05    1.16
                          Fourth Quarter          1.80        1.30     1.78    1.35

                                           Convertible Preferred     Common Stock
                                                    Stock
                          ---------------------------------------------------------
                                2005          High         Low       High     Low
                          ---------------------------------------------------------
                          First Quarter   $       1.68  $     1.48  $  1.69  $ 1.30
                          Second Quarter          1.60        1.31     1.66    1.40

Will my sale of my        You will recognize gain or loss equal to the difference between the cash
Convertible Preferred     you receive for your Convertible Preferred shares and your tax basis
shares to the Company     (cost) of your Convertible Preferred shares.  We urge you to consult with
be taxable?               your own tax advisor regarding your gain or loss resulting from your sale of Convertible Preferred shares to the Company.

Is Colonial Commercial    Neither Colonial Commercial Corp. nor our Board of Directors makes
making any                any recommendation to any shareholder as to whether to sell all or any
recommendation about      shares.  You must make your own decision as to whether to sell shares whether I should sell my  and, if so, how many shares to sell.
shares?

                              LETTER OF TRANSMITTAL
                   TO ACCOMPANY CONVERTIBLE PREFERRED STOCK OF
                            COLONIAL COMMERCIAL CORP.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED AUGUST 16, 2005

   THIS OFFER EXPIRES ON SEPTEMBER 30, 2005 AT 5:00 P.M. EASTERN STANDARD TIME

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY OF THIS LETTER
            OF TRANSMITTAL, TOGETHER WITH CERTIFICATES AND ALL OTHER
    REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE
                                EXPIRATION DATE.

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                        DESCRIPTION OF SHARES SURRENDERED
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NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    CERTIFICATE(S) SURRENDERED
       (PLEASE FILL IN EXACTLY AS NAME(S)      (ATTACH ADDITIONAL SIGNED LIST IF
          APPEAR(S) ON CERTIFICATE(S))                     NECESSARY)
--------------------------------------------------------------------------------
                                                  CERTIFICATE   TOTAL NUMBER OF
                                                   NUMBER(S)        SHARES
                                                 -------------------------------
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                                 TOTAL SHARES
--------------------------------------------------------------------------------

                                DELIVERY ADDRESS:
                     American Stock Transfer & Trust Company


      By Mail or Overnight Courier:                      By Hand:

American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
           Operations Center                 Attn: Reorganization Department
     Attn: Reorganization Department                 59 Maiden Lane
           6201 15th Avenue                        New York, NY 10038
          Brooklyn, NY 11219


To  Colonial  Commercial  Corp.:

The undersigned certifies that as of August 15, 2005 he or she owned fewer than 100 shares of Convertible Preferred Stock of Colonial Commercial. The undersigned hereby tenders to Colonial Commercial Corp., a New York corporation ("COLONIAL COMMERCIAL"), all of its above-described shares of Convertible Preferred Stock, $.01 par value (collectively, the "SHARES"), at a purchase price of $2.00 per Share.

The tender is made pursuant to Colonial Commercial's Offer to Purchase dated August 16, 2005 (the "OFFER").

The undersigned hereby sells, assigns and transfers the Shares to Colonial Commercial, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Colonial Commercial to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

Please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown above, unless otherwise indicated in the "Special Delivery Instructions" box.


  SIGNATURE(S):                                   PLACE MEDALLION SIGNATURE
               -----------------------------           GUARANTEE HERE
  SOCIAL SECURITY NUMBER (S):                      (Required when either
                             ---------------    "Special Payment Instructions"
  DATE:                                             or "Special Delivery
       -------------------------------------      Instructions" is filled in)
  (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

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                 "A" SPECIAL PAYMENT INSTRUCTIONS                                  "B" SPECIAL DELIVERY INSTRUCTIONS
----------------------------------------------------------------  -----------------------------------------------------------------
TO BE COMPLETED ONLY IF A CHECK IS TO BE ISSUED IN A NAME OTHER   TO BE COMPLETED ONLY IF A CHECK IS TO BE MAILED TO AN ADDRESS
THAN THE NAME OF THE REGISTERED HOLDER LISTED ABOVE               OTHER THAN THE ADDRESS LISTED ABOVE OR IN "SPECIAL PAYMENT
                                                                  INSTRUCTIONS"
----------------------------------------------------------------  -----------------------------------------------------------------
NAME                                                              NAME
----------------------------------------------------------------  -----------------------------------------------------------------

----------------------------------------------------------------  -----------------------------------------------------------------

----------------------------------------------------------------  -----------------------------------------------------------------
ADDRESS                                                           ADDRESS
----------------------------------------------------------------  -----------------------------------------------------------------

----------------------------------------------------------------  -----------------------------------------------------------------

----------------------------------------------------------------  -----------------------------------------------------------------
ZIP CODE                                                          ZIP CODE
----------------------------------------------------------------  -----------------------------------------------------------------

----------------------------------------------------------------  -----------------------------------------------------------------
TIN OR SSN                                                        TIN OR SSN
(Also complete substitute Form W-9 included herein)               (Also complete substitute Form W-9 included herein)
----------------------------------------------------------------  -----------------------------------------------------------------

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


                      PART 1 PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION            SOCIAL SECURITY NUMBER OR
SUBSTITUTE            NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND          EMPLOYER IDENTIFICATION
FORM W-9              DATING BELOW                                                            NUMBER
                      ____________________________________________________________  _______________________________
                      SIGNATURE: ______________________________Date: _____________  SS# OR EMPLOYER ID

PAYER'S REQUEST FOR   CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY      PART 3 -
TAXPAYER              THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,           Awaiting TIN  [_]
IDENTIFICATION        CORRECT AND COMPLETE
NUMBER (TIN)          Signature: ______________________________Date: _____________

DEPARTMENT OF THE     PART 2 -Check this box if you are NOT subject to backup withholding under the provisions
TREASURY              of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified
INTERNAL REVENUE      that you are subject to backup withholding as a result of failure to report all interest or
SERVICE               dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding:  [_]

NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING
          OF 28% OF ANY PAYMENTS MADE TO YOU. SEE INSTRUCTIONS FOR ADDITIONAL DETAILS AND THE ABOVE IMPORTANT
          TAX INFORMATION.
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

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within thirty (30) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ______________________________  Date: ______________________

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                PLEASE FILL OUT YOUR PERSONAL INFORMATION BELOW.



NAME:
--------------------------------------------------------------------------------
                                 (Please Print)

CAPACITY (IF SIGNING AS FIDUCIARY, TRUSTEE, ETC.)
--------------------------------------------------------------------------------
                                 (Please Print)

ADDRESS (INCLUDING ZIP CODE):
--------------------------------------------------------------------------------
                                 (Please Print)

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AREA CODE AND TELEPHONE NUMBER:  (   )
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
                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

1. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal should be properly filled in, dated and signed by the owner(s) of the shares which are delivered or mailed, together with the stock certificate(s) for said shares, to American Stock American Stock Transfer & Trust Company (the "Depositary") at the address on the face hereof. The method of delivery is at your option and risk, but if sent by mail, we suggest registered or certified mail, properly insured with return receipt requested.

2. Check for Purchase Price Issued in The Same Name. Unless otherwise indicated under "Special Payment Instructions", the check(s) for Shares redeemed shall be issued in the same name as the registered holder(s) and no endorsement or transfer tax stamps shall be required on the certificate(s).

3. Special Payment and Delivery Instructions. If the check(s) for Shares redeemed is (are) to be issued in a name other than that of the registered holder of the Shares surrendered, the surrendered certificate(s) must be endorsed or accompanied by an endorsed stock power and the signature thereon guaranteed by an eligible guarantor institution such as a commercial bank, trust company, securities broker/dealer, credit union or saving institution participating in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). A verification by a Notary Public is not acceptable. Further, if the check(s) for Shares redeemed is (are) to be issued in a name other than the signer of this Letter of Transmittal or if the check(s) for Shares redeemed is (are) to be returned to any person(s) other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

4. Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares surrendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the surrendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or Share Certificate(s) not surrendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

5. Taxpayer Identification Number Certification. Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary with the stockholder's correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 28%.

     To avoid backup withholding, a surrendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of federal income tax and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a surrendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out Item (2) of the Certification box of the Substitute Form W-9 unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. If the surrendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9, including the Certificate of Awaiting Taxpayer Identification Number at the bottom of the form. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion of all payments of the Merger Consideration to such stockholder until a TIN is provided to the Depositary.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for more instructions.

6. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer and Trust Company, in its capacity as transfer agent for the Shares (telephone number: 1-800-937-5449). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

7. Questions and Additional Information. Questions and requests for assistance or additional copies of this Letter of Transmittal and IRS Form W-9 may be directed to the Depositary.

                                 THE DEPOSITARY:
                     American Stock Transfer & Trust Company

                           (877) 248-6417 OR (718) 921-8317
              EMAIL: INFO@AMSTOCK.COM         WEB: WWW.AMSTOCK.COM
                     ----------------              ---------------